SUPPLEMENT DATED JUNE 1, 2010
TO
PROSPECTUSES DATED APRIL 30, 2010
FOR SUN LIFE FINANCIAL MASTERS ACCESS NY, SUN LIFE FINANCIAL MASTERS EXTRA NY,
SUN LIFE FINANCIAL MASTERS CHOICE NY, AND SUN LIFE FINANCIAL MASTERS FLEX NY
and
PROSPECTUSES DATED MAY 1, 2007
FOR SUN LIFE FINANCIAL MASTERS REWARD NY,
AND SUN LIFE FINANCIAL MASTERS SELECT NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

Pursuant to a shareholder vote held on May 11, 2010, after the close of business on May 28, 2010, certain of the variable investment options (“Funds”) that may be available under your Contract were changed. As shown in the table below, each Fund listed in the left column automatically became the Fund listed in the right column.

These Funds		Became These Funds

Van Kampen Life Investment Trust Comstock Portfolio	→	Invesco Van Kampen V.I. Comstock Fund

Universal Institutional Funds, Inc. - Equity and Income Portfolio	→	Invesco Van Kampen V.I. Equity and Income Fund

Universal Institutional Funds, Inc. - U.S. Mid Cap Value Portfolio	→	Invesco Van Kampen V.I. Mid Cap Value Fund

If the prospectus for your variable annuity contract permitted you to invest in a Fund shown in the left column above, you may continue to select the corresponding Fund shown in the right column.

Any amounts that you already had invested in one of the Funds listed in the left column did not change; except that, beginning after the close of business on May 28, 2010, that Fund commenced to invest in and be based on the corresponding Fund that is listed in the right column. These changes resulted from the reorganization of each Fund listed in the left column into the corresponding Fund listed in the right column.

You may continue to make transfers into or out of any of these or any other Funds that are available to you; provided that such transfers are made in the manner and subject to the terms and conditions described in your prospectus.

Any instructions that you currently have in force with respect to any Fund in the left column will automatically be changed to reflect the new corresponding Fund in the right column. Such continuing instructions would include, for example, instructions concerning allocation of premium payments or charges under your variable annuity contract, and instructions for automatic transactions, such as periodic withdrawals, dollar cost averaging, or periodic asset rebalancing.  However, you may change such instructions at any time, in the manner and subject to the terms and conditions set forth in each prospectus listed above.

We may modify or delete any of the variable investment options in the future, as described in each of the prospectuses listed above.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Masters (NY) 6/2010